SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                                June 26, 2003
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                      (Date of earliest event reported)


                           Abington Bancorp, Inc.

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           (Exact name of registrant as specified in its charter)


        Massachusetts                   0-16018                04-3334127

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 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification
No.)

97 Libbey Parkway, Weymouth, Massachusetts                       02189
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 (Address of principal executive offices)                      (Zip Code)

                               (781) 682-6400

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            (Registrant's telephone number, including area code)

                               Not applicable

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            (Former name, former address and former fiscal year,
                        if changed since last report)


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Item 5.  Other Events.
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      On June 26, 2003, Abington Bancorp, Inc. (the "Company") issued a press release announcing an $0.11 per share dividend. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      A press release making this announcement is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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      Exhibit 99.1  Press Release dated June 26, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ABINGTON BANCORP, INC.


Date:  June 26, 2003                   By:  /s/ James K. Hunt
                                            -------------------------------
                                            Name:   James K. Hunt
                                            Title:  Chief Financial Officer
                                                    and Treasurer


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